Exhibit 10.3
NINTH AMENDMENT TO THE
PROTHENA CORPORATION PLC
2020 EMPLOYMENT INDUCEMENT INCENTIVE PLAN

This Ninth Amendment (this “Ninth Amendment”) to the Prothena Corporation plc 2020 Employment Inducement Incentive Plan (“2020 EIIP”), was made and adopted by the Board of Directors (“Board”) of Prothena Corporation plc, a public limited company organized under the laws of Ireland (the “Company”), on May 3, 2021 (the “Amendment Date”).

RECITALS

WHEREAS, the Company maintains the 2020 EIIP; and

WHEREAS, the Board believes it is in the best interests of the Company and its shareholders to amend the 2020 EIIP to increase the number of ordinary shares authorized for issuance under the 2020 EIIP.

NOW, THEREFORE, BE IT RESOLVED, that the 2020 EIIP is hereby amended as follows, effective as of the Amendment Date:

AMENDMENT

1.Section 2.28 of the 2020 EIIP is hereby amended and restated in its entirety as follows:

“2.28 “Overall Share Limit” means 1,220,000 Shares.”

2.This Ninth Amendment shall be and hereby is incorporated into and forms a part of the 2020 EIIP, and except as expressly provided herein, all terms and conditions of the 2020 EIIP shall remain in full force and effect.